                                                                      EXHIBIT 99


                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE

In re:                                           Case No.:  399-02649 THROUGH 399-02680
                                                            ---------------------------
       SERVICE MERCHANDISE COMPANY, INC.
       ---------------------------------
                                                 Judge:     PAINE
                                                            ---------------------------

                                                 Chapter 11

Debtor(s)

              MONTHLY OPERATING REPORT FOR PERIOD ENDING         July 1, 2001
                                                              ------------------

              COMES NOW,            SERVICE MERCHANDISE COMPANY, INC.
                                    --------------------------------------------

Debtor-In-Possession, and hereby submits its Monthly Operating Report for the
period commencing      May 28, 2001      and ending     July 1, 2001        as
                     ----------------                 ----------------
shown by the report and exhibits consisting of    15      pages  and
                                                ------
containing the following as indicated:


                        X   Monthly Reporting Questionnaire (Attachment 1)
                      ------

                        X    Comparative Balance Sheets (Forms OPR-1 & OPR-2)
                      ------

                       N/A   Summary of Accounts Receivable (Form OPR-3)
                      ------

                        X    Schedule of Postpetition Liabilities (Form OPR-4)
                      ------

                        X    Statement of Income (Loss) (Form OPR-5)
                      ------


             I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

Date:    7/23/01                   DEBTOR - IN - POSSESSION
       -----------
                                   By:                  /s/ Kenneth A. Conway
                                                        ------------------------------------------------

                                   Name and Title:      KENNETH A. CONWAY, VICE PRESIDENT AND CONTROLLER
                                                        ------------------------------------------------

                                   Address:             7100 SERVICE MERCHANDISE DRIVE
                                                        ------------------------------------------------
                                                        BRENTWOOD, TENNESSEE 37027
                                                        ------------------------------------------------

                                   Telephone No:        (615) 660-3340
                                                        ------------------------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 28, 2001 THROUGH JULY 1, 2001

1. Payroll

                                                                                           WAGES                     TAXES
    OFFICERS                               TITLE                                    GROSS         NET          DUE          PAID
------------------------------------------------------------------------------------------------------------------------------------
S. CUSANO               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER       $   90,871.60  $ 59,566.53   $5,147.07   $ 25,644.80
JANE F. GILMARTIN       PRESIDENT AND CHIEF MERCHANDISING OFFICER               $  362,500.00  $248,873.69   $3,350.71   $110,275.59
C. STEVEN MOORE         SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,
                        GENERAL COUNSEL AND SECRETARY                           $   34,483.63  $ 23,257.92   $2,108.22   $  8,791.94
MICHAEL E. HOGREFE      SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER       $   29,672.58  $ 20,291.05   $1,744.62   $  7,314.81
ERIC A. KOVATS          SENIOR VICE PRESIDENT, STORES                           $   27,288.93  $ 18,854.09   $1,479.15   $  6,193.09
JERRY E. FOREMAN        SENIOR VICE PRESIDENT, MERCHANDISING                    $1,121,813.02  $790,418.95   $   --      $331,234.11
KARREN M. PRASIFKA      VICE PRESIDENT, ASSISTANT GENERAL COUNSEL               $   18,318.90  $ 12,469.30   $1,130.29   $  4,569.81
JOE M. ELLIOTT          VICE PRESIDENT, PROPERTY ADMINISTRATION                 $   14,532.75  $  9,892.60   $  625.95   $  2,426.65
KENNETH A. CONWAY       VICE PRESIDENT AND CONTROLLER                           $   16,390.25  $ 12,032.50   $  627.53   $  2,517.77
KIMBERLY B. SOUTHARD    ASSISTANT VICE PRESIDENT, STRATEGIC PLANNING AND
                        ASSISTANT TREASURER                                     $   11,076.20  $  6,864.53   $  634.99   $  2,559.33

The following associate received retroactive pay, effective 03/17/01, that is included in the amounts above.
S. CUSANO                                     $  24,370.00

The following associate received a payment, in accordance with the terms of her employment agreement, that is included in the amounts above.
JANE F. GILMARTIN                             $  312,500.00

The following associate received severance, a stay bonus and terminated vacation pay that is included the amounts above.
JERRY E. FOREMAN                              $1,032,200.00  Severance
                                              $   60,937.50  Stay Bonus
                                              $    9,154.69  Terminated Vacation

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: MAY 28, 2001 THROUGH JULY 1, 2001


2. INSURANCE

                                                             COVERAGE         POLICY        EXPIRATION     PREMIUM    DATE COVERAGE
TYPE                       NAME OF CARRIER                    AMOUNT          NUMBER           DATE         AMOUNT     PAID THROUGH
-----------------------------------------------------------------------------------------------------------------------------------
Property                   Fireman's Fund Insurance Co     $5 Million       01MXI97600751     12/31/01       $685,000     12/31/01
                           Royal Indemnity Co.             $5 Million         RHD317182       12/31/01        $90,250     12/31/01
                           Westchester Fire                $15 Million       1XA394430-0      12/31/01        $64,125     12/31/01
                           Allianz Insurance Co            $12 Million       CLP1036568       12/31/01        $26,583     12/31/01
                           TIG Insurance Co                $13 Million       XPT38844629      12/31/01        $28,730     12/31/01
                           Westchester Fire                $20 Million       1XA394429-0      12/31/01        $13,500     12/31/01
                           Allianz Insurance Co            $30 Million       CLP1036568       12/31/01        $20,250     12/31/01
                           Allianz Insurance Co            $25 Million       CLP1036568       12/31/01         $8,500     12/31/01
Boiler & Machinery         Hartford Steam Boiler           $10 Million         4914359        12/31/01         $9,934     12/31/01
Transit                    Fireman's Fund Insurance Co     $1 Million        CCIMG72820       12/31/01        $10,000     12/31/01
Ocean Cargo                Fireman's Fund Insurance Co     $10 Million         CR37211        12/31/01        $40,000     12/31/01
General Liability          Ace American Ins Co             $5 Million       XSLG20577009      12/31/01       $212,279     12/31/01
Workers' Compensation      Pacific Employers Ins Co        Statutory        WLRC43024516      12/31/01       $136,566     12/31/01
WC Excess                  Ace American Ins Co             Statutory          XWC014026       12/31/01        $12,108     12/31/01
WC Contractual Indemnity   Illinois Union Insurance Co     Statutory        CTPG20577344      12/31/01        $20,500     12/31/01
Auto                       Pacific Employers Ins Co        $1 Million       ISAH07968358      12/31/01        $33,518     12/31/01
Umbrella                   Ohio Casualty Group             $50 Million       BXO52805120      12/31/01        $88,250     12/31/01
Excess Liability           Zurich American of Illinois     $50 Million      AEC287610703      12/31/01        $30,000     12/31/01
International              Ace American Ins Co             $1 Million         PHF051491       12/31/01         $2,500     12/31/01
Punitive Damages           Magna Carta Ins. Ltd.           $50 Million        MCPD201058      12/31/01        $40,000     12/31/01
Punitive Damages - Excess  Zurich Ins. Co Bermuda Branch   $50 Million      ZICBB-091 PD      12/31/01         $5,000     12/31/01
Directors & Officers       Continental Insurance Co        $10 Million        300714943       03/01/02       $200,000     03/01/02
                           Federal Insurance Co            $10 Million       81278902-A       03/01/02       $190,000     03/01/02
                           Royal Insurance Co              $10 Million        PSF000009       03/01/02       $175,000     03/01/02
                           Greenwich Ins. Co.              $10 Million       ELU82217-01      03/01/02       $198,949     03/01/02
                           Zurich-American Ins. Co.        $10 Million      DOC3746468-00     03/01/02       $146,704     03/01/02
                           Kemper Insurance Co             $10 Million       3DY00200100      03/01/02        $99,110     03/01/02
Crime                      National Union Fire Ins Co      $10 Million         8726439        03/01/02        $53,833     03/01/02
Fiduciary                  National Union Fire Ins Co      $10 Million         8726812        03/01/02        $25,839     03/01/02
Employment Practices
  Liability                Chubb Insurance Co              $5 Million         81278901A       03/01/02       $100,000     03/01/02
                           National Union Fire Ins Co      $5 Million          8727499        03/01/02        $70,000     03/01/02
                           Royal Insurance Co              $10 Million        PSF000010       03/01/02        $85,000     03/01/02
Special Crime              Reliance Insurance Co           $25 Million       NFK1951937       05/01/02        $13,458     05/01/02

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: MAY 28, 2001 THROUGH JULY 1, 2001


3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
------------------------------
HOME OFFICE                                                               $ 5,950
RETAIL SAFE FUNDS                                                       1,760,255

CORPORATE ACCOUNTS                                                      3,394,961
------------------

STORE DEPOSITORY ACCOUNTS
-------------------------
FIRST TENNESSEE                                                           484,836
KEY NATIONAL BANK                                                         278,669
BANK OF BOSTON                                                            419,660
BANK OF BOSTON CONNECTICUT                                                      -
FIRST UNION                                                             2,313,952
BANK ONE LOUISIANA                                                        259,116
ABN - AMRO BANK                                                           120,834
COMERICA BANK                                                             184,672
AM SOUTH                                                                  271,249
BANK OF AMERICA                                                           255,222
BANK OF OKLAHOMA                                                          123,689
CHASE BANK OF TEXAS                                                       653,877
SINGLE STORE DEPOSITORY ACCOUNTS                                          250,375
WELLS FARGO BANK                                                           45,600
BANK ONE, IN                                                               63,945
PNC BANK                                                                  439,790
OAK BROOK BANK                                                            508,680

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)      7,560,378
------------------------------------------------------------------

OTHER DEPOSITORY ACCOUNTS
-------------------------
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC.                            69,726
OTHER CASH ACCOUNTS                                                        69,714
                                                                     ------------
TOTAL CASH PER GENERAL LEDGER                                        $ 19,535,150
                                                                     ============

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 28, 2001 THROUGH JULY 1, 2001

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)

                                      ACTUAL     ACTUAL      ACTUAL      ACTUAL      ACTUAL       TOTAL

                          Monday     05/28/01   06/04/01    06/11/01    06/18/01    06/25/01     05/28/01
                          Sunday     06/03/01   06/10/01    06/17/01    06/24/01    07/01/01     07/01/01
                          ------     --------   --------    --------    --------    --------     --------
Receipts:
   Sales receipts                    $18,303     $19,662     $20,132     $22,366     $19,265     $ 99,728
   Miscellaneous receipts                 --       2,704       1,011          --          --        3,715
                                     -------     -------     -------     -------     -------     --------
Total available collections           18,303      22,366      21,143      22,366      19,265      103,443

Disbursements:
   Merchandise disbursements           6,583       8,410       8,603       7,718       6,072     $ 37,386
   Non-merchandise disbursements       7,767      12,911       9,804       9,956      11,672       52,110
                                     -------     -------     -------     -------     -------     --------
Total disbursements                   14,350      21,321      18,407      17,674      17,744       89,496
                                     -------     -------     -------     -------     -------     --------
Net receipts/(disbursements)         $ 3,953     $ 1,045     $ 2,736     $ 4,692     $ 1,521     $ 13,947
                                     =======     =======     =======     =======     =======     ========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: MAY 28, 2001 THROUGH JULY 1, 2001

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                   ACTUAL       ACTUAL      FORECAST     FORECAST     FORECAST
                                  07/01/01     07/15/01     07/29/01     08/26/01     09/30/01
                                  --------     --------     --------     --------     --------
Ending total revolver balance     $194,844     $196,778     $189,707     $185,169     $201,817
Term loan                           60,000       60,000       60,000       60,000       60,000
Standby letters of credit           24,188       24,032       24,491       24,335       24,179
Trade letters of credit             15,309       25,759       32,226       26,907       28,926
                                  --------     --------     --------     --------     --------
Total extensions of credit         294,341      306,569      306,424      296,411      314,922

Borrowing base                     415,070      417,644      398,025      387,039      422,840
                                  --------     --------     --------     --------     --------
Availability                      $120,729     $111,075     $ 91,601     $ 90,628     $107,918
                                  ========     ========     ========     ========     ========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  MAY 28, 2001 THROUGH JULY 1, 2001

4.  Payments to Professionals May 28, 2001 through July 1, 2001

 VENDOR #                VENDOR NAME                     CHECK AMT.     CHECK DATE   CHECK #
---------------------------------------------------------------------------------------------
 57117   Deloitte & Touche                               $ 15,526.00      05/29/01   50043297
 57117   Deloitte & Touche                               $ 18,000.00      05/30/01   50043402
101730   CBIZ Property Tax Solutions, Inc.               $ 14,318.75      06/04/01   50043899
 93547   D'Assaro and Hall                               $  4,362.07      06/05/01   50043976
 95913   Locke Reynolds, LLP                             $    820.52      06/05/01   50043979
 47653   Hoge, Fenton, Jones & Appel, Inc.               $    500.00      06/06/01   50044119
 48779   Loss, Pavone & Orel                             $     75.00      06/06/01   50044120
 67017   Barkley & Thompson                              $  3,552.90      06/06/01   50044121
 71403   Seyfarth, Shaw, Fairweather & Geraldson         $  1,968.53      06/06/01   50044122
 84573   Buchanan & Ingersoll, PC                        $    175.85      06/06/01   50044124
 84740   Taft, Stettinius & Hollister                    $    113.03      06/06/01   50044125
 95912   Kightlinger & Gray                              $     85.70      06/06/01   50044127
 99329   Aegis Property Tax Specialists                  $ 14,787.93      06/06/01   50044146
 71403   Seyfarth, Shaw, Fairweather & Geraldson         $  1,160.07      06/07/01   50044243
 96684   Sherbow & Mitchell, PC                          $    300.00      06/07/01   50044245
 99329   Aegis Property Tax Specialists                  $  7,340.32      06/07/01   50044262
 99329   Aegis Property Tax Specialists                  $  5,804.69      06/07/01   50044263
 95913   Locke Reynolds, LLP                             $  1,275.78      06/11/01   50044500
101606   Service Real Estate Venture                     $  4,735.57      06/15/01   B0025041
 99459   Robert L. Berger & Associates                   $ 12,531.32      06/18/01   B0025067
 99444   Sitrick & Company, Inc.                         $  5,971.57      06/19/01   B0025069
 71217   Bass, Berry & Sims                              $218,974.96      06/19/01   B0025071
 57117   Deloitte & Touche                               $ 18,000.00      06/21/01   50045458
 57117   Deloitte & Touche                               $ 11,033.00      06/25/01   50045817
 98176   Price, Waterhouse, Coopers, LLC                 $118,050.00      06/25/01   50045825
 86237   Brusniak, Clement, Harrison & McCool PC, Inc.   $  2,012.28      06/25/01   50045829
 57117   Deloitte & Touche                               $  8,099.69      06/26/01   50045886
101232   E & Y Capiral Advisors, LLC                     $ 76,075.00      06/28/01   B0025114
101993   Rothschild, Inc.                                $ 88,519.73      06/28/01   B0025115
 99104   Jay Alix & Associates                           $ 61,184.44      06/28/01   B0025116
 99391   Otterbourg, Steindler, Houston & Rosen, PC      $ 91,946.09      06/28/01   B0025117
 99454   Harwell, Howard, Hyne, Gabbert & Manner, PC     $ 17,075.68      06/28/01   B0025118
101232   E & Y Capiral Advisors, LLC                     $ 90,509.00      06/28/01   B0025135
 98378   Skadden, Arps, Slate, Meagher & Flom            $356,459.00      06/29/01   B0025128

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                              JULY 01,        MAY 27,
                                                                2001           2001
                                                            -----------    -----------
ASSETS
Current Assets:                                             $    19,535    $    29,355
     Cash and cash equivalents                                    6,834          7,433
     Accounts receivable                                        431,746        452,689
     Inventories                                                 12,889         14,052
                                                            -----------    -----------
     TOTAL CURRENT ASSETS                                       471,004        503,529
                                                            -----------    -----------
PROPERTY AND EQUIPMENT
     Owned assets, net of accumulated depreciation              353,893        356,654
     Capitalized leases, net of accumulated amortization         11,193         11,402
                                                            -----------    -----------
                    TOTAL PROPERTY AND EQUIPMENT                365,086        368,056
                                                            -----------    -----------
     Other assets and deferred charges                           49,066         48,025
                                                            -----------    -----------
     TOTAL ASSETS                                           $   885,156    $   919,610
                                                            ===========    ===========
LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
     Notes payable to banks                                 $   194,844    $   208,460
     Accounts payable                                            31,001         33,678
     Accrued expenses                                           123,531        126,965
     State & local sales tax                                      7,886          8,126
     Current maturities capitalized leases                           97             96
                                                            -----------    -----------

     TOTAL CURRENT LIABILITIES                                  357,359        377,325
                                                            -----------    -----------

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                              JULY 01,        MAY 27,
                                                                2001           2001
                                                            -----------    -----------
Long-Term Liabilities:
     Long-term debt                                              60,000         60,000
     Capitalized lease obligations                                2,346          2,355
Liabilities Subject To Compromise:
     Accrued restructuring costs                                 42,077         42,066
     Capitalized lease obligations                               20,584         20,855
     Long-term debt                                             411,408        412,617
     Accounts payable                                           198,712        198,061
     Accrued expenses                                            73,147         72,589
                                                            -----------    -----------
     Total Liabilities Subject To Compromise                    745,928        746,188

     TOTAL LIABILITIES                                        1,165,633      1,185,868
                                                            -----------    -----------
COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
     Common stock                                                49,936         49,936
     Additional paid-in-capital                                   5,881          5,881
     Deferred compensation                                         (158)          (170)
     Accumulated other comprehensive loss                        (2,545)        (2,697)
     Retained (deficit) earnings                               (333,591)      (319,208)
                                                            -----------    -----------
                TOTAL SHAREHOLDERS' (DEFICIT) EQUITY           (280,477)      (266,258)

     TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY   $   885,156    $   919,610
                                                            ===========    ===========

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  MAY 28, 2001 THROUGH JULY 1, 2001

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: JULY 1, 2001
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 28, 2001 THROUGH JULY 1, 2001

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
MONTH ENDED:  JULY 1, 2001
FORM OPR-4

                                                                       TOTAL
                                                                      --------
Trade Accounts Payable (Merchandise)                                  $ 31,001



                                                                       TOTAL
                                                                      --------
Expense & other payables                                             $ 123,531

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 28, 2001 THROUGH JULY 1, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(DOLLARS IN THOUSANDS)

                                                 DATE      DATE     TOTAL
                TAXES PAYABLE                  INCURRED     DUE      DUE

Federal income tax                         **   Various   Various   $ 7,919

State income tax                                Various   Various      (558)
                                                                   --------

                                  SUBTOTAL                          $ 7,361
                                                                   --------

Sales/use tax                     SUBTOTAL  *   Various   Various   $ 9,011
                                                                   --------

Personal property tax                       *   Various   Various   $ 2,546

Real estate taxes                           *   Various   Various    11,072

Inventory taxes                             *   Various   Various        --

Gross receipts/bus licenses                 *   Various   Various       231

Franchise taxes                             *   Various   Various       442
                                                                   --------

                                  SUBTOTAL                         $ 14,291
                                                                   --------

TOTAL TAXES PAYABLE                                                $ 30,663
                                                                   ========

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: MAY 28, 2001 THROUGH JULY 1, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

(DOLLARS IN THOUSANDS)

                                                 DATE                       TOTAL DUE
                                               INCURRED      DATE DUE   (7/01/01 BALANCE)
                                               ------------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                   04/14/00      04/14/04       $ 194,844
         Facility standby letters of credit    04/14/00      04/14/04          24,188
         Facility trade letters of credit      04/14/00      04/14/04          18,272
         Term loans                            04/14/00      04/14/04          60,000
                                                                            ---------
TOTAL EXTENSIONS OF CREDIT                                                  $ 297,304
                                                                            =========

ACCRUED INTEREST PAYABLE                                                    $   1,163
                                                                            =========

FORM OPR 5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                ACTIVITY        ACTIVITY
                                                              MAY 28, 2001    MAY 30, 2000
                                                                THROUGH         THROUGH
                                                                JULY 1,          JULY 1,
                                                                 2001             2001
                                                               --------        ---------
Net Sales                                                      $ 87,936        $ 156,660

Costs of merchandise sold and buying and occupancy expense       63,629          139,135
                                                               --------        ---------
Gross margin after cost of merchandise sold and buying and
  occupancy expenses                                             24,307           17,525

Selling, General and Administrative Expenses:
     Net Employment Expense                                      15,231           33,922
     Net Advertising                                              5,710            8,335
     Banking and Other Fees                                       1,302            2,324
     Real Estate and Other Taxes                                  2,114            2,315
     Supplies                                                       795            1,179
     Communication and Equipment                                    314              363
     Travel                                                         443              665
     UCC and Other Services                                        (108)             277
     Legal and Professional                                         340              312
     Sales and Shipping                                             288               79
     Insurance                                                      608              773
     Miscellaneous                                                  (80)             (58)
     Credit Card Services                                           (35)             (54)
                                                               --------        ---------
Total Selling, General and Administrative Expenses               26,922           50,432

Other expense/(income), net                                         (19)             156

FORM OPR 5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                ACTIVITY        ACTIVITY
                                                              MAY 28, 2001    MAY 30, 2000
                                                                THROUGH         THROUGH
                                                                JULY 1,          JULY 1,
                                                                 2001             2001
                                                               --------        ---------
Restructuring charge (credit)                                        --             (838)

Depreciation and amortization                                     4,043            3,856
                                                               --------        ---------
Earnings (loss) before interest, reorganization items,
  and income tax                                                 (6,639)         (36,081)

Interest expense - debt                                           3,561            2,988
Interest expense - capitalized leases                               260              281
                                                               --------        ---------
Earnings (loss) before reorganization items, and
  income tax                                                    (10,460)         (39,350)

Reorganization Items:

     Legal and Professional                                       3,057            6,922
     Miscellaneous                                                  334              681
     Loss (Gain) on Disposal of Assets                              536             (275)
     Close Store Charges                                             --               --
                                                               --------        ---------
     Total Reorganization Items                                   3,927            7,328

Earnings (loss) before income tax                               (14,387)         (46,678)
     Income tax benefit                                               4               --
     Cumulative Effect of Change in Accounting
       Principles                                                    --               --
                                                               --------        ---------
Net earnings (loss)                                            $(14,383)       $ (46,678)
                                                               ========        =========




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